SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 13, 2006
S1 CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-24931	58-2395199
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

3500 Lenox Road, NE, Suite 200, Atlanta, Georgia	30326
(Address of principal executive offices)	(Zip code)
Registrant’s telephone number, including area code: (404) 923-3500
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) Rule 425, Rule 14a-12 and Instruction 2 to Rule 14d-2(b)(2)

Item 1.01 Entry into a Material Definitive Agreement
On November 13, 2006, S1 Corporation executed indemnification agreements in favor of the following officers and directors: Johann Dreyer, Thomas P. Johnson, Jr., Ram Gupta, M. Douglas Ivester, Jeffrey Smith, Gregory J. Owens, John W. Spiegel and Richard P. Dobb. The form of indemnification agreement is attached as Exhibit 10 hereto and is hereby incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description

10	Form of Indemnification Agreement

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

S1 CORPORATION
(Registrant)

/s/ Richard P. Dobb

Richard P. Dobb
Chief Legal Officer and Corporate Secretary
Date: November 14, 2006

EXHIBIT INDEX

Exhibit No.	Description

10	Form of Indemnification Agreement